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EXHIBIT 99.5

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
BALANCE SHEET
JULY 31, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
ASSETS
Current assets:
Cash and cash equivalents	$3,305,603	$1,516,097	$4,821,700
Accounts receivable	6,834,619	5,848,777	12,683,396
Allowance for doubtful accounts	(2,639,098)	(3,969,531)	(6,608,629)

Total accounts receivable	4,195,521	1,879,246	6,074,767
Inventory	43,004	—	43,004
Prepaid and other current assets
Deferred promotions	—	—	—
Prepaid insurance	407,307	—	407,307
Deposits	314,540	—	314,540
Other Receivables	(5,694)	—	(5,694)
Prepaid rent	—	—	—
Prepaid advertising	—	—	—
Prepaid maintenance & support	89,852	—	89,852
Prepaid other	(293,320)	—	(293,320)

Total prepaid and other current assets	512,685	—	512,685
Property and equipment, cost	93,340,446	—	93,340,446
Property and equipment, accumulated depreciation	(68,238,173)	—	(68,238,173)

Total Property and Equipment, net	25,102,273	—	25,102,273
Restricted cash	329,429	—	329,429
Deposits and other noncurrent assets	850,737	—	850,737
Income tax receivable	(1,713)	—	(1,713)
Identifiable intangibles / Goodwill	495,653	5,239,254	5,734,907

Total assets	$34,833,193	$8,634,596	$43,467,789

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$17,336,766	$—	$17,336,766
Accrued expense
Accrued telecom	8,169,689	—	8,169,689
Accrued commissions	90,000	—	90,000
Accrued taxes	2,154,954	—	2,154,954
Accrued compensation	—	—	—
Accrued inventory staging	—	—	—
Accrued employee stock purchase plan	(4,492)	—	(4,492)
Accrued capital lease	—	—	—
Accrued other	14,816,426	—	14,816,426

Total accrued expense	25,226,577	—	25,226,577
Interco-Due to/fr NAS	(4,932,275)	4,932,275	—
Deferred compensation liability	—	—	—
Captial lease obligations	29,383,145	—	29,383,145
Other current liabilities (deferred charges)	—	—	—
Deferred revenue	719,835	855,001	1,574,836
SBC, Interconnx, Covad and Covington note payable	6,097,657	579,533	6,677,190
Ascend line of credit	2,321,088	—	2,321,088

Total other liabilities	33,589,450	6,366,809	39,956,259
Total liabilities	76,152,793	6,366,809	82,519,602
Commitments and contingencies:
Series B mandatorily redeemable preferred stock	87,599,999	—	87,599,999
Stockholders' equity:
Common stock	62,250	—	62,250
Additional paid-in-capital	186,890,213	—	186,890,213
Accumulated other comprehensive income	6,493	—	6,493
Deferred compensation on employee stock options	(109,850)	—	(109,850)
Accumulated deficit	(313,814,737)	2,267,787	(311,546,950)
Less treasury stock, at cost	(1,953,968)	—	(1,953,968)

Total stockholders' equity	(128,919,599)	2,267,787	(126,651,812)

Total liabilities, mandatorily redeemable preferred stock and stockholders' equity	$34,833,193	$8,634,596	$43,467,789

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC.

July 2002

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Network Access Solutions Corporation
		NASOP, Inc.
Accounts Receivable Reconciliation
	Amount	Amount
Total Accounts Receivable at the begininning of the reporting period	6,913,786	5,745,140
+ Amounts billed during the period	2,710,042	1,568,430
- Amounts collected during the period	(2,506,770)	(1,554,602)

Total Accounts Receivable at the end of the reporting period	7,117,058	5,758,968

Accounts Receivable Aging	Amount	Amount
0–30 days old	2,216,725	1,021,357
31–60 days old	1,314,655	586,578
61–90 days old	1,135,959	341,651
91+ days old	2,449,719	3,809,382

Total Accounts Receivable	7,117,058	5,758,968
Amount considered uncollectible (Bad Debt)	(2,921,537)	(3,879,722)

Accounts Receivable (Net)	4,195,521	1,879,246

DEBTOR QUESTIONAIRE

Must be completed each month	YES	NO	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X		X
3. Sales and Use Tax due in July were paid in August due to a reporting problem.

In re:	Network Access Solutions Debtor	Case No. Reporting Period:	02-11611 Jul-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	134,062.15	134,062.15			0.00
FICA — Employee	0.00	49,966.52	49,966.52			0.00
FICA — Employer	0.00	49,048.47	49,048.47			0.00
Unemployment	0.00	72.06	72.06			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other — FUSF	79,474.36	211,169.43	79,474.36			211,169.43

Total Federal Taxes	79,474.36	444,318.63	312,623.56			211,169.43

STATE AND LOCAL
Withholding (Employee)	0.00	39,761.79	39,761.79			0.00
Sales	78,207.12	64,127.48	54,932.13			87,402.47
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	101.47	101.47			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	62,795.30	61,931.23	0.00			124,726.53
Other —	0.00	0.00	0.00			0.00

Total State & Local	141,002.42	165,921.97	94,795.39			212,129.00

TOTAL TAXES	220,476.78	610,240.60	407,418.95			423,298.43

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		102,259.71	4,192.31	0.00	0.00	106,452.02
Wages Payable		0.00	0.00	0.00	0.00	0.00
Taxes Payable		337,228.14	141,002.42	0.00	0.00	478,230.56
Rent/Leases — Building		0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment		0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments		0.00	0.00	0.00	0.00	0.00
Professional Fees		0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders		0.00	0.00	0.00	0.00	0.00
Other —		0.00	0.00	0.00	0.00	0.00
Other —		0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	439,487.85	145,194.73	0.00	0.00	584,682.58

Explain how and when the Debtor intends to pay any past-due postpetition debts.

For Sales Tax, amounts for June & July were paid in August, or will be paid at their applicable period-ending due date. The Personal Property Tax amount will be paid at it's applicable due date. The Accounts Payable amount is due to a timing issue, the outstanding amounts were paid during the month of August 2002.

In re:	NASOP Debtor	Case No. Reporting Period:	02-11612 Jul-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	—	—	—			—
FICA — Employee	—	—	—			—
FICA — Employer	—	—	—			—
Unemployment	—	—	—			—
Income (Company)	—	—	—			—
Other	—	—	—			—

Total Federal Taxes	—	—	—			—

STATE AND LOCAL
Withholding (Employee)	—	—	—			—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	—	—	—			—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other	—	—	—			—
Total State & Local	—	—	—			—

TOTAL TAXES	—	—	—			—

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases — Building	—	—	—	—	—	—
Rent/Leases — Equipment	—	—	—	—	—	—
Secured Debt / Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—
Intercompany with NAS	—	—	1,193,386.00	—	—	1,193,386.00
Other —	—	—	—	—	—	—

Total Postpetition Debts	—	—	1,193,386.00	—	—	1,193,386.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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  EXHIBIT 99.5
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. BALANCE SHEET JULY 31, 2002
NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC. July 2002 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
DEBTOR QUESTIONAIRE
STATUS OF POSTPETITION TAXES
SUMMARY OF POSTPETITION DEBTS
STATUS OF POSTPETITION TAXES
SUMMARY OF POSTPETITION DEBTS